Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Amber Wallace Executive Vice President, Chief Retail/Marketing Officer 330-720-6441 awallace@farmersbankgroup.com	William C. Marsh Chairman of the Board, President and Chief Executive Officer 844-767-2311 investor.relations@farmersnb.com

Emclaire Financial Corp. Receives Shareholder Approval

For Merger with Farmers National Banc Corp.

CANFIELD, OHIO and EMLENTON, PENNSYLVANIA, July 20, 2022 – Farmers National Banc Corp. (“Farmers”) (NASDAQ: FMNB), the holding company for The Farmers National Bank of Canfield (“Farmers Bank”), and Emclaire Financial Corp. (“Emclaire”) (NASDAQ: EMCF), the holding company for The Farmers National Bank of Emlenton (“Emlenton Bank”), announced today that the shareholders of Emclaire have voted to approve the Agreement and Plan of Merger, dated March 23, 2022 (the “Merger Agreement”), providing for the merger (the “Merger”) of Emclaire with and into FMNB Merger Subsidiary V, LLC, a newly-formed, wholly-owned subsidiary of Farmers, with more than 98% of the votes being cast in favor of approving the Merger Agreement.

“I would like to thank the Emclaire shareholders for their approval of this merger. We believe this demonstrates shareholder confidence in the financial and strategic benefits of the transaction. The combination of our two companies will drive value for stakeholders, while continuing to celebrate and execute our community banking model,” stated Kevin J. Helmick, President & CEO of Farmers National Bank.

“We look forward to joining the Farmers team,” said William C. Marsh, Chairman, President and Chief Executive Officer of Emclaire and Emlenton Bank. “With this merger, we will build on our community banking heritage while providing enhanced strength, size and stability for our customers and the communities we serve.”

Under the terms of the Merger Agreement, each outstanding share of Emclaire common stock will be converted at the effective time of the Merger into the right to receive either 2.15 shares of Farmers common stock (the “Stock Consideration”), or $40.00 in cash without interest (the “Cash Consideration”), at the prior election of the shareholder, subject, however, to proration, adjustment and certain allocation procedures set forth in the Merger Agreement intended to ensure that 70% of the outstanding shares of Emclaire common stock are converted into the Stock Consideration and 30% of the outstanding shares of Emclaire common stock are converted into the Cash Consideration.

The Merger is expected to be completed after the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement, including the receipt of all required regulatory approvals, which is anticipated to occur later in the third quarter of 2022.

ABOUT FARMERS NATIONAL BANC CORP.

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with $4.2 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 46 locations in Mahoning, Trumbull, Columbiana, Stark, Summit, Portage, Wayne, Medina, Geauga and Cuyahoga counties in Ohio and Beaver County in Pennsylvania; Farmers Trust Company, which operates five trust offices and offers services in the same geographic markets and Farmers National Insurance, LLC. Total wealth management assets under care at March 31, 2022 were $3.1 billion.

ABOUT EMCLAIRE FINANCIAL CORP.

Emclaire Financial Corp. is the parent company of the Farmers National Bank of Emlenton, an independent, nationally chartered, FDIC-insured community commercial bank headquartered in Emlenton, Pennsylvania, operating 19 full service offices in Venango, Allegheny, Butler, Clarion, Clearfield, Crawford, Elk, Jefferson and Mercer Counties, Pennsylvania. The Corporation’s common stock is quoted on and traded through NASDAQ under the symbol “EMCF”. For more information visit Emclaire’s website at www.emclairefinancial.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Farmers’ and Emclaire’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Farmers’ and Emclaire’s control. Numerous uncertainties, risks, and changes could cause or contribute to Farmers’ or Emclaire’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because required regulatory approvals or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; Farmers’ and Emclaire’s failure to integrate Emclaire and Emlenton Bank with Farmers and Farmers Bank in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where Farmers and Emclaire conduct business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, Farmers’ or Emclaire’s organization and employees, and Farmers’ and Emclaire’s customers and suppliers and their business operations and financial condition; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where Farmers and Emclaire conduct business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in Farmers’ and Emclaire’s filings with the Securities and Exchange Commission (the “SEC”).

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by Farmers, Emclaire or on Farmers’ or Emclaire’s behalf, respectively. Forward-looking statements speak only as of the date made, and neither Farmers nor Emclaire assumes any duty and does not undertake to update forward-looking statements.

Farmers and Emclaire provide further detail regarding these risks and uncertainties in their respective latest Annual Reports on Form 10-K, including in the risk factors section of Farmers’ latest Annual Report on Form 10-K, as well as in subsequent SEC filings, available on the SEC’s website at www.sec.gov.

IMPORTANT ADDITIONAL INFORMATION.

Additional information about the Merger and the Merger Agreement is available in a Current Report on Form 8-K filed by Farmers with the SEC on March 24, 2022, as well as in the proxy statement/prospectus filed by each of Farmers and Emclaire on June 15, 2022.

Investors and security holders may obtain free copies of the documents filed with the SEC by Farmers or Emclaire through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers are available free of charge by accessing the “Investor Relations” section of Farmers’ website at www.farmersbankgroup.com or, alternatively, by directing a request to Farmers Investor Relations, Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, (330) 533-3341. Copies of the documents filed or to be filed with the SEC by Emclaire may be obtained without charge from Emclaire by written request to Emclaire Financial Corp., 612 Main Street, Emlenton, Pennsylvania 16373, Attention: Jennifer A. Poulsen, Secretary.

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